UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 4, 2018 (September 28, 2018)

WESTWOOD HOLDINGS GROUP, INC.
(Exact name of registrant as specified in charter)

Delaware	001-31234	75-2969997
( State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Crescent Court, Suite 1200
Dallas, Texas 75201
(Address of principal executive offices)

(214) 756-6900
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 28, 2018, Tiffany B. Kice, Senior Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Westwood Holdings Group, Inc. (the “Company”), notified the Company that she will resign from her position to pursue another business opportunity effective October 31, 2018. Ms. Kice’s departure is not related to any disagreement with the Company regarding any financial, accounting or other matters.
On October 4, 2018, the Board of Directors of the Company appointed Murray “Terry” Forbes III, the Company’s current Vice President of Finance, to serve as Senior Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer, effective upon Ms. Kice's departure. Mr. Forbes, age 40, joined the Company in December 2014 as Vice President of Finance and has 18 years of experience across multiple industries in both the public and private sectors, including 12 years in public accounting. His expertise includes financial reporting for Securities and Exchange Commission registrants, capital markets, corporate governance, global tax and treasury matters, mergers and acquisitions and technology solutions. Prior to joining the Company, Mr. Forbes served as Senior Director, Assistant Controller of CEC Entertainment, Inc. (“CEC”), a Dallas-based company that develops, operates and franchises family dining and entertainment centers, from December 2012 to December 2014. CEC was a New York Stock Exchange listed company until February 2014. From September 2000 to December 2012, he worked at KPMG LLP, most recently as an audit senior manager. Mr. Forbes holds a bachelor’s degree in business administration from the University of Richmond and is a certified public accountant. Mr. Forbes’ compensation associated with his new position has not yet been finalized and approved by the Board of Directors. The Company will file an amendment to this Current Report on Form 8-K following the final determination of his compensation.
Item 7.01.    Regulation FD Disclosure.
On October 4, 2018, the Company issued a press release announcing certain of the matters set forth herein. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Westwood Holdings Group, Inc. dated October 4, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTWOOD HOLDINGS GROUP, INC.
Date: October 4, 2018	By:	/s/ Brian O. Casey
Brian O. Casey
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Westwood Holdings Group, Inc. dated October 4, 2018.